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                                                               Exhibit 10.24


                       ENHANCED TELECOM SERVICES AGREEMENT


                                     BETWEEN


                          AT&T WIRELESS SERVICES, INC.

                                       AND

                       METRO ONE TELECOMMUNICATIONS, INC.



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                                TABLE OF CONTENTS

1.   DEFINITIONS.....................................................................4

2.   SERVICES........................................................................4

3.   SERVICE STANDARDS...............................................................6

4.   INTERFACE AND SUPPORT...........................................................6

5.   GOVERNMENT APPROVALS AND ASSISTANCE.............................................6

6.   COMPENSATION....................................................................7

7.   TERM............................................................................7

8.   DEVELOPMENT.....................................................................8

9.   MARKETING.......................................................................8

10.     TRADEMARKS AND SERVICE MARKS.................................................8

11.     RECORDS......................................................................9

12.     COMPLAINTS...................................................................9

13.     CONFIDENTIAL INFORMATION....................................................10

14.     OWNERSHIP & USE OF PROPRIETARY MATERIALS....................................11

15.     INDEMNIFICATION/COSTS AND REMEDIES/LIMITATION OF LIABILITY..................12

16.     INSURANCE...................................................................13

17.     DISPUTE RESOLUTION..........................................................15

18.     TERMINATION.................................................................15


19.     ASSIGNMENT..................................................................16

20.     CAPTIONS....................................................................17

21.     COMPLIANCE WITH LAWS........................................................17

22.     NOTICES.....................................................................17

23.     SEVERABILITY................................................................17

24.     INDEPENDENT CONTRACTOR......................................................17

25.     NO THIRD PARTY BENEFICIARIES................................................18

26.     FORCE MAJEURE...............................................................18

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
27.     WAIVER......................................................................18

28.     APPLICABLE LAW..............................................................18

29.     ENTIRE AGREEMENT............................................................18

EXHIBIT 1      DEFINITIONS..........................................................20

EXHIBIT 2      SERVICES TO BE PROVIDED..............................................24

EXHIBIT 3      SERVICE STANDARDS....................................................25

EXHIBIT 4      METRO ONE CALL CENTER CAPACITY.......................................31

EXHIBIT 5      COMPENSATION RATES FOR ENHANCED TELECOM SERVICES.....................32

EXHIBIT 6      TRADEMARKS AND SERVICE MARKS.........................................35

EXHIBIT 7      CALL ORIGINATION AND CALL COMPLETION AREAS...........................36

EXHIBIT 8       PRINCIPLE SITES FOR PROVISION OF SERVICE............................37

EXHIBIT 9       AWS PARTNERS........................................................38

EXHIBIT 10        NUMBERS EXPRESSLY PROHIBITED BY AWS...............................39

EXHIBIT 11        INVOICE...........................................................40

EXHIBIT 12        FAILURE NOTICE....................................................42

EXHIBIT 13         TIMELINE TASKS...................................................44

EXHIBIT 14        SERVICE REQUEST FORM..............................................45

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                       ENHANCED TELECOM SERVICES AGREEMENT


         THIS AGREEMENT is made this 1st day of December, 2000, ("Effective Date") by and between AT&T Wireless Services, Inc., on behalf of itself and its operating subsidiaries (collectively, "AWS"), a Washington Corporation and Metro One Telecommunications, Inc., an Oregon Corporation ("Metro One"), (collectively, "the Parties" to the Agreement, with each being a "Party").


         WHEREAS, AWS provides telecommunications services in the Call Origination Area, as defined below;

         WHEREAS, Metro One provides enhanced telecom services; and

         WHEREAS, AWS and Metro One desire for Metro One to provide Enhanced Telecom Services to AWS Callers, as defined below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which are hereby acknowledged, AWS and Metro One agree as follows:

1.       DEFINITIONS.

         This Agreement uses the definitions provided as Exhibit 1 and terms appearing as capitalized words shall have the meanings listed in
         Exhibit 1.

2.       SERVICES.

         a.       SERVICES. The Services to be provided are listed in Exhibit 2.

         b. ROUTING OF CALLS. AWS shall route to Metro One all calls dialed to Enhanced Telecom Services Numbers in the Call Origination Area. In the event national numbering standards or direction from an entity with competent jurisdiction should mandate a change to Enhanced Telecom Services Numbers, AWS shall route all calls to such successor numbers as described above.

         c. AWS PARTNERS. AWS Partners shall have the right, but are under no obligation, to enter into separate agreements with Metro One to obtain the Services, under the same terms and conditions (including, without limitation, pricing and applicable exhibits) as AWS under this Agreement. AWS shall not, however, be liable for, nor a party to, any such agreements reached between Metro One and such AWS Partner.

                  To receive AWS Partner treatment, an entity must be authorized by AWS. Exhibit 9 lists the authorized AWS Partners as of the date of this Agreement. AWS will complete a Service Request form as shown in Exhibit 14 as necessary. If AWS informs Metro One that an entity that otherwise qualifies as an AWS


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                  Partner is no longer authorized by AWS, AWS will not be
                  involved in Metro One's relationship with that entity. In such a situation, Metro One is under no obligation to award that entity the same treatment and has the right to revoke such treatment if it had been awarded in the past.

                  AWS may share material (including, but not limited to, this Agreement), both orally and in written or electronic form, that contains information of Metro One with AWS Partners, provided that AWS and such AWS Partners have a nondisclosure agreement in effect that provides Metro One with protections which are substantially similar to those provided by the nondisclosure provisions of this Agreement.

         d.       CALL ORIGINATION AREA. AWS Call Origination Areas as listed in
                  Exhibit 7 may be amended to incorporate New and Future Markets as described herein.

                 In order to add New or Future Markets to the Call Origination Area, AWS shall, by means of execution of a Service Request Form provided as Exhibit 14, provide Metro One with written notice of the New or Future Market (including NPA and NXX information). Metro One shall use its best efforts to commence service as soon as commercially reasonable, but in no event later than ninety days following receipt of such notice.

         e.      *******


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3.       *******



4.       INTERFACE AND SUPPORT.

         a. FACILITIES. Metro One shall maintain adequate and appropriate office facilities, support facilities and other facilities and equipment necessary to enable Metro One to perform its obligations under this Agreement.

         b. TELECOMMUNICATIONS EQUIPMENT. AWS shall, at its expense, establish and maintain all T-1 trunk lines and other telecommunications facilities and equipment needed for adequate performance between AWS's Switch and the building demarcation point for Metro One's location for purposes of performing the Enhanced Telecom Services. Metro One shall be responsible for establishing, maintaining, and paying for all other telecommunications facilities and equipment necessary to perform the Enhanced Telecom Services, including but not limited to those required for interconnection from Metro One to the electronic white pages. Metro One shall route new AWS traffic or new AWS switches to the nearest (geographic) Metro One Call Center or shall reimburse AWS on an ongoing basis for any additional differential costs due to routing to a more distant Metro One call center.

         c. CALL CENTER CAPACITY. Metro One's call center capacities are set forth in Exhibit 4.

5.       GOVERNMENT APPROVALS AND ASSISTANCE.

         AWS shall obtain all necessary regulatory approvals required of it for the provision of Enhanced Telecom Services in the Call Origination Area. To the extent necessary, Metro One and AWS shall reasonably cooperate with each other in order to obtain such approvals.

         Each Party shall provide the other Party reasonable assistance in any proceedings affecting this Agreement conducted by any insurer, governmental authority, trade association or other organization. Such assistance may include preparing and furnishing

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         documents, providing advice and providing qualified personnel to participate in hearings or other proceedings.

6.       COMPENSATION.

         a. RATE. AWS shall pay Metro One for the Enhanced Telecom Services at the rates listed in Exhibit 5. Billing and collecting from the Callers for these services shall be the sole responsibility of AWS.

         b.       *******



         c. CALL COUNTS. Metro One shall provide AWS with Enhanced Telecom call count volume records in the format shown in Exhibit 11 by the tenth of each month for the previous month's calls, which records shall be included with Metro One's invoice to AWS.

         d. INVOICES AND PAYMENT TERMS. AWS shall pay Metro One within xx days of the date of an invoice in the form of Exhibit 11. Any invoice paid after - xx days from the date of invoice shall incur interest in the amount of 1.5% a month from xx days of the date of invoice until paid. Invoices shall be mailed on or before the tenth (10th) day of the month of the date of invoice.

         e. INVOICE ADDRESS. A monthly invoice shall be mailed to AWS on or before the tenth day of the month following service at the following address:

                  *******



7.       TERM.

         Except as provided in Section 19 ("Termination"), this Agreement shall be for a ******* year term. The term shall commence on the Effective Date of this Agreement.

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8.       DEVELOPMENT.

         Metro One and AWS may work together to develop and deploy additional and enhanced features. All work requests shall be submitted using the form shown in Exhibit 14. No work shall be performed prior to the execution of the Service Request Form by both parties.

9.       MARKETING.

         a. AWS MARKETING. AWS shall be responsible for the manner of and cost of publicizing, advertising and marketing the Enhanced Telecom Services in each Call Origination Area. AWS may conduct such promotional programs and advertising of the Enhanced Telecom Services as it deems appropriate, but shall provide Metro One with thirty (30) days' advance written notice of such promotional programs and advertising.

         b. Metro One shall work with AWS to develop short messaging service capability and other to-be-determined enhanced features.




         C.       *******








10.      TRADEMARKS AND SERVICE MARKS.

         a. AWS MARKS. AWS owns its trademarks and service marks ("Marks"), and Metro One shall acquire no rights in such Marks. Metro One acknowledges the validity of AWS's Marks and shall not challenge or assist others in challenging the validity and AWS's sole ownership of such Marks.

         b. METRO ONE MARKS. Metro One owns its Marks, including but not limited to those listed in Exhibit 6, and AWS will acquire no rights in such Marks, other than the non-exclusive license set forth in this Agreement. AWS acknowledges the validity of Metro One's Marks and will not challenge or assist others in challenging the validity and Metro One's sole ownership of such Marks.

         c. NO USE OF OTHER PARTY'S MARKS. Each Party acknowledges the goodwill associated with the other's Marks. Except as provided herein, neither Party will

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                  use any Mark owned by the other without prior written
                  consent. Neither Party shall register any of the other Party's Marks or trade names.

         d. BENEFITS. Any use of AWS Marks by Metro One shall inure to the benefit of AWS. Any use of Metro One's Marks by AWS shall inure to the benefit of Metro One.

         e. COMPLIANCE WITH MARK GUIDELINES. If a party uses a Mark owned by the other, the use of the Mark shall be only in accordance with the guidance and directions furnished by the owner of the Mark, and the quality of any associated goods or services must always be satisfactory to the owner of the Mark .


11. RECORDS.

         During the term of this Agreement Metro One shall maintain complete and accurate records of each call from a Caller using the Enhanced Telecom Services, and shall provide AWS access to such records upon request. Records shall be in a mutually agreed upon format. The records shall include, but not be limited to, the following:

         a.       The time the call is received;

         b.       The telephone number of the Caller;

         c.       The number to which the call is connected;

         d.       The reporting items contained on Attachment 1; and

         e. Any other reporting mutually agreed upon by the Parties to document the Service Level Standards contained in Exhibit 3.

12.      COMPLAINTS.

         a. HANDLING OF COMPLAINTS. Both Parties shall refrain from any action that could reasonably be anticipated to discredit or damage the name, reputation, goodwill or good public relations of the other. Each Party shall use its best efforts to investigate and respond to all oral or written complaints it receives from any Caller arising out of or in connection with such Party's obligations under this Agreement. In handling any complaints, each Party shall use its best efforts to maintain and promote the goodwill of and good public relations of the other Party.

         b. NOTIFICATION OF OTHER PARTY. Both Parties shall document any and all complaints from Callers and others, whether verbal or written, and notify the other Party, in writing, as provided in the Complaint Resolution section of Exhibit 3, within five
                  (5) business days of receipt of such complaint. Both Parties' notice to each other shall set forth the name and telephone number of the complaining Caller, the time and nature of the complaint, and a description of any action taken (or proposed to be taken) by either Party in connection with the complaint. Both Parties shall

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                  provide each other with a copy of all written complaints.
                  In handling any complaint, both Parties shall maintain and promote the goodwill of the other Party.

13.      CONFIDENTIAL INFORMATION.

         a. With respect to Confidential Information provided to the receiving party under this Agreement, the receiving party agrees to (i) hold the Confidential Information in confidence and to protect it; (ii) restrict disclosure of the Confidential Information solely to those employees, contractors and agents of the receiving party with a need-to-know to carry out the respective obligations under this Agreement and not disclose it to any third party (including corporate affiliates not a party to this Agreement); (iii) advise its employees, contractors and agents of their obligations with respect to the Confidential Information; and (iv) use the Confidential Information only for the purposes set forth in this Agreement, except as may otherwise be mutually agreed upon in writing. In any event, Metro One and AWS expressly agree not to sell, license, release or disclose the other party's Confidential Information to any competitor or potential competitor of the other or to any LEC or affiliate thereof. However, Metro One and AWS shall be permitted to disclose such information to their accountants, legal, financial and marketing advisers as are necessary for the performance of their respective duties, or as required by law, provided that such advisers agree to be bound by the provision of this Section 13 ("Confidential Information"). In the event either party is requested or required by lawful process to disclose Confidential Information to any lawfully constituted authority, it is agreed that the party requested or required to furnish the Confidential Information shall provide the other party with timely notice in order for that party to seek a protective order or otherwise object.

         b.       Confidential Information shall not include information which
                  (i) was previously known to the receiving party free of any obligation to keep it confidential and is so documented; (ii) is disclosed to third parties by the disclosing party without restriction; (iii) is or becomes publicly available by other than unauthorized disclosure; or (iv) is independently developed by the receiving party without use of the Confidential Information and is so documented.

         c. In the event either party is requested or required by oral question, interrogatories, requests for information or documents, subpoena or other lawful process, civil investigative demand or similar process, to disclose Confidential Information of the other, it is agreed that the party requested or required to furnish the Confidential Information shall provide the other party with timely notice in order for that party to seek a protective order or otherwise object.

         d. The provisions of this Section 13 ("Confidential Information") shall survive the termination of this Agreement, and, at the time of termination, the receiving party shall upon request, return the Confidential Information of the disclosing party which is in tangible form or certify destruction of such Confidential Information.

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         e.       All Confidential Information shall be considered trade secrets and shall be entitled to all protections given by law to trade secrets. In no event shall either party use the Confidential Information of the other party to reverse engineer or otherwise develop products or services functionally equivalent to the products or services of the disclosing party.

         f. The parties agree that it would be difficult to measure the monetary damages that would be incurred by the other party by reason of the failure of the other party to comply with the terms of this Section 13 ("Confidential Information"). The parties therefore agree that either party may seek injunctive relief which the parties agree is appropriate for enforcement of this Section 13 ("Confidential Information").

14.      OWNERSHIP & USE OF PROPRIETARY MATERIALS

         a. DEFINITION. As used in this Agreement, "Proprietary Materials" means all products, devices, computer programs, techniques, know-how, algorithms, procedures, discoveries or inventions, whether patentable or copyrightable and whether reduced to practice, and all materials, texts, drawings, specifications, source code, data and other recorded information, in preliminary or final form and on any media whatsoever, that:

                  (i) Is developed, created, conceived, reduced to practice, discovered, invented or made by AWS and is unrelated to operator-assisted information services or Enhanced Telecom Services as provided by Metro One under this Agreement or is within the scope of AWS's business, research or investigation (AWS Proprietary Materials); or

                  (ii) Is developed, created, conceived, reduced to practice, discovered, invented or made by Metro One during the term of or in anticipation of this Agreement, whether solely or jointly with others, and whether or not while engaged in performance of this Agreement (Metro One Proprietary Materials).

                  Proprietary Materials shall not include information which (a) was previously known to the receiving party free of any obligation to keep it proprietary and is so documented; (b) is disclosed to third parties by the disclosing party without restriction; (c) is or becomes publicly available by other than unauthorized disclosure; or (d) is independently developed by the receiving party without use of the Proprietary Materials and is so documented.

         b. OWNERSHIP OF PROPRIETARY MATERIALS. Each Party shall own the rights, title and interest to Proprietary Materials as defined below:

                  (i)      AWS shall own AWS Proprietary Materials.

                  (ii)     Metro One shall own Metro One Proprietary Materials.

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         c.       NONDISCLOSURE OF PROPRIETARY MATERIALS. Except as required for
                  Metro One's performance under this Agreement or as authorized in writing by AWS, Metro One will not use, disclose, publish or distribute any AWS Proprietary Materials as defined in subsection 14.a.(i) above. Metro One will treat such Proprietary Materials as Confidential Information and will deliver them to AWS upon request and in any event upon the expiration or termination of this Agreement.

                  Except as required for AWS's performance under this Agreement or as authorized in writing by Metro One, AWS will not use, disclose, publish or distribute any Metro One Proprietary Materials as defined in subsection 14.a.(i) above. AWS will treat such Proprietary Materials as Confidential Information and will deliver them to Metro One upon request and in any event upon the expiration or termination of this Agreement.

         d. DISCLOSURE OF PROPRIETARY MATERIALS. In the event either Party is requested or required by oral question, interrogatories, requests for information or documents, subpoena or other lawful process, civil investigative demand or similar process, to disclose Proprietary Material of the other to any lawfully constituted authority, it is agreed that the party requested or required to furnish the Proprietary Materials shall provide the other party with timely notice in order for that party to seek a protective order or otherwise object.

         e. SURVIVAL. The provisions of this Section 14 (Ownership and Use of Proprietary Materials) shall survive the termination of this Agreement, and, at the time of termination, the receiving party shall return the Proprietary Materials to the owner as described in subsection 14.c above.

15.      INDEMNIFICATION/COSTS AND REMEDIES/LIMITATION OF LIABILITY.

         a. METRO ONE INDEMNIFICATION. Metro One shall indemnify, defend and hold harmless AWS, its parent, subsidiaries, partners and their directors, officers, employees, agents, successors and assigns from and against losses, claims, damages, expenses, or liabilities, including reasonable attorney's fees, that may be recovered from or suffered by AWS, its agents, or employees, as a result of any claim arising from or in connection with Metro One's acts or omissions with the exception of services or acts customized as specified by AWS, or the infringement or misappropriation of any foreign or U.S. patent, copyright, trademark, trade secret or other proprietary right by the Proprietary Materials. Metro One agrees to defend AWS , at AWS's request, against any claim, demand or suit for which Metro One has agreed to indemnify AWS. AWS may, at its option, conduct the defense in any such claim, demand or suit, and Metro One agrees to cooperate fully with such defense. AWS agrees to notify Metro One within a reasonable time of any written claims or demands against AWS for which Metro One is responsible under this Section. Metro One's indemnity herein will not extend to or cover any portion of a claim attributable to acts or omissions of AWS.

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         b.       AWS INDEMNIFICATION. AWS shall indemnify, defend and hold
                  harmless Metro One, its parent, subsidiaries, partners and their directors, officers, employees, agents, successors and assigns from and against losses, claims, damages, expenses, or liabilities, including reasonable attorney's fees, that may be recovered from or suffered by Metro One, its agents, or employees, as a result of any claim arising from or in connection with services or acts customized by Metro One as specified by AWS, AWS's acts or omissions, or the infringement or misappropriation of any foreign or U.S. patent, copyright, trademark, trade secret or other proprietary right by the Proprietary Materials. AWS agrees to defend Metro One, at Metro One's request, against any claim, demand or suit for which AWS has agreed to indemnify Metro One. Metro One may, at its option, conduct the defense in any such claim, demand or suit, and AWS agrees to cooperate fully with such defense. Metro One agrees to notify AWS within a reasonable time of any written claims or demands against Metro One for which AWS is responsible under this Section. AWS's indemnity herein will not extend to or cover any portion of a claim attributable to acts or omissions of Metro One.

         c. COST/REMEDIES. If any legal proceedings are brought concerning this Agreement, the substantially prevailing Party will be entitled to recover all its reasonable costs including without limitation, expenses and attorney fees through appeal or arbitration. The Parties agree that damages may be inadequate to compensate for the unique losses to be suffered in the event of a breach hereof, and that the damaged Party will be entitled, in addition to any other remedy it may have under this Agreement or at law, to seek and obtain injunctive and other equitable relief, including specific performance of the terms of this Agreement without the necessity of posting bond. Neither Party will be liable to the other for special, indirect, or consequential loss or damage, whether or not such loss or damage is caused by the fault or negligence of that Party, its employees, agents, or subcontractors.

         d. LIMITATION OF LIABILITY. In no event shall Metro One's liability to AWS for damages of any kind arising out of or in connection with this Agreement, whether claimed in contract, equity, tort (including negligence or strict liability), warranty or otherwise, exceed the aggregate prices paid by AWS for products and services under this Agreement.

         e. SURVIVAL OF INDEMNITY. Indemnity obligations for acts arising prior to expiration or termination of this Agreement under this Section 15 ("Indemnification") will survive any expiration or termination of this Agreement or the Orders hereunder for a period of three (3) years following any expiration or termination of this Agreement or the Orders hereunder.

16.      INSURANCE.

         a. REQUIREMENTS. Prior to providing any Services, Metro One and its subcontractors must procure and maintain at their sole expense insurance of the following types of coverage and limits of liability:

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                 1)        COMMERCIAL GENERAL LIABILITY INSURANCE -- including
                           Independent Contractors, Contractual Liability, Personal Injury, Broad form Property Damage, Products/Completed Operations, and associated defense costs for at least one (1) year after termination of this Agreement. Limits of at least $2,000,000 per occurrence and in the aggregate shall name AWS, its affiliates and subsidiaries, its directors, officers, employees, successors, assigns and, to the extent required by AWS, the owner, landlord or licensor of the call centers, as Additional Insureds.

                  2) WORKERS' COMPENSATION INSURANCE-- to the extent required by statute, together with statutory Disability Benefits Liability in applicable states (e.g. N.Y., N.J., R.I.).

                 3) EMPLOYER'S LIABILITY INSURANCE -- of at least $2,000,000 each accident Bodily Injury, $2,000,000 for each employee by disease, and $2,000,000 Policy limit by disease.

                  4) AUTOMOBILE LIABILITY INSURANCE -- Bodily Injury and property Damage Coverage must include Contractual Liability, Owned, Non-Owned Leased, Hired Car Liability and associated defense costs. Limits for Automobile Liability of at least $2,000,000 per occurrence and in the aggregate on a combined single limit bass shall name AWS, its affiliates and subsidiaries, its directors, officers, employees, successors and assigns and, to the extent requested by AWS, the owner, landlord or licensors of the call center site as Additional Insureds.

         b. PRIMARY COVERAGES. All coverages must be primary and non-contributory, must be written on an occurrence basis and must be maintained without interruption from the date of this Agreement until the date of termination of this Agreement. The insurance policies providing such coverage shall specifically refer to, and provide insurance coverage for, all of Metro One's indemnity obligations under Section 15 above.

         c. CERTIFICATES OF INSURANCE. Certificates of insurance acceptable to AWS must be made available to AWS upon request.

         d. NOTICE OF CANCELLATION/RATING OF INSURER. The certificates and the insurance policies required by this Agreement must not expire for at least one year from the date of issuance and must contain a provision that coverages afforded under the policies will not be canceled or allowed to expire unless AWS has received at least 30 days prior written notice. The insuring company must be reputable, admitted to do business in the states where Metro One is performing the Services for AWS and have a rating by A.M. Best of at least A-VII. Metro One is responsible for all deductible payments.

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17.      DISPUTE RESOLUTION.

         This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington, without regard to its principles of conflicts of law. Any controversy or claim arising out of or related to this Agreement, or breach thereof, shall be settled as described below. The parties acknowledge that time is of the essence in resolving disputes.

         The Parties will attempt to settle any claim or controversy between them through consultation and negotiation in good faith and with a spirit of mutual cooperation. After attempts to resolve a dispute by the Metro One and AWS personnel responsible for the day-to-day operation of the project in question or issue at hand have failed, the dispute may, upon mutual consent, be referred to binding arbitration as follows:

         a) Each of the Parties will choose an arbitrator for arbitration within thirty (30) days of mutual consent to arbitrate;
         b) the two chosen arbitrators will in turn choose a third arbitrator to serve on the arbitration panel within thirty
                  (30) days of their appointment; and
         c) the three arbitrators will meet within thirty (30) days of the appointment of all of them to commence the arbitration, which period may be extended upon the agreement of the arbitrators.

         Each party shall bear its own cost of these procedures. A party seeking discovery shall reimburse the responding party the cost of production of documents. The parties shall equally share the fees of the arbitration and the arbitrator.

         Other than specified in this Section, the arbitration will be conducted in accordance with the arbitration rules promulgated under the American Arbitration Association ("AAA"). The arbitration decision shall be final and binding on the Parties and judgment thereon may be entered in any court of competent jurisdiction.

18.      TERMINATION.

         a. TERMINATION UPON BREACH. Either AWS or Metro One may terminate this Agreement upon the other Party's material breach of this Agreement, provided that (a) the nonbreaching Party sends written notice to the breaching Party describing the breach in reasonable detail, (b) the breaching Party does not cure the breach within thirty (30) days following its receipt of such notice, and (c) following the expiration of the thirty day cure period, the nonbreaching Party sends a second written notice to the breaching Party indicating the nonbreaching Party's desire to terminate this Agreement.

         b. INABILITY TO PAY DEBTS. Either Party may terminate this Agreement by written notice if: (a) any circumstance would render the continued performance of this Agreement by either Party in violation of any applicable law, statute, rule or regulation despite the Parties' good faith efforts to rewrite the terms of this Agreement, or (b) the other Party makes an assignment for the benefit of credits

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

                  (other than solely an assignment of monies due); or (c) the other Party evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice. If a proceeding is commenced under any provision of the U.S. Bankruptcy code, voluntary or involuntary, by or against either Party, and this Agreement has not been terminated, the non-debtor Party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which date the debtor party will assume or reject this Agreement and the debtor Party will cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

         c. SURVIVAL. All provisions of this Agreement that may reasonably be interpreted or construed as surviving termination of the Term of the Agreement will survive the termination of the Agreement.

         d. DUTIES UPON TERMINATION. Upon termination or expiration of this Agreement, in addition to any other rights or remedies of either Party, Metro One shall:

                  i. Cease to provide the Enhanced Telecom Services to Callers; and

                  ii. Deliver to AWS a final invoice for amounts payable under Section 6 ("Compensation") of this Agreement.

         e. ADDITIONAL DUTIES UPON TERMINATION/COOPERATION. Upon termination of this Agreement both Parties shall:

                  i. Promptly return to the other Party all materials containing any Confidential Information of such Party; and

                  ii.      Cease all use of the other Party's trademarks: and

                  iii. To the extent commercially reasonable, each party will cooperate in an orderly transition to another service provider selected by AWS or AWS itself, to provide the Enhanced Telecom Services.

19.      ASSIGNMENT.

         Metro One may not assign, delegate or transfer this Agreement or any of its obligations hereunder without the prior written consent of AWS, which consent shall not be unreasonably withheld, conditioned or delayed. AWS may upon thirty (30) business days prior written notice to Metro One, assign all of its rights, duties and obligations under this Agreement to (a) any corporation resulting from any merger, consolidation or other reorganization to which AWS is a party, (b) any corporation, partnership, association or other person to which AWS may transfer all or substantially all of the assets and business of AWS existing at such time, or (c) any subsidiary of AWS. All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns,



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

         provided, however, that such assignment shall not be made to a competitor of Metro One without the prior written consent of Metro One, which consent shall not be unreasonably withheld, conditioned or delayed.

20.      CAPTIONS.

         Section captions are inserted only for convenience and are in no way to be construed as part of this Agreement.

21.      COMPLIANCE WITH LAWS.

         Both Parties will comply with all applicable federal, state and local statutes, rules and regulations as they currently exist and as they may be amended from time to time.

22.      NOTICES.

         Notices required by this Agreement must be given in writing, will refer to this Agreement and will be effective upon the date of personal delivery, telecopy, or other electronic facsimile transmission or three
         (3) days after registered or certified mailing (return receipt requested) to the address set forth below. Any Party may change such address by giving the other Party written notice of such change, referencing the change as a modification to this section of this Agreement.

         To Metro One:     President
                           Metro One Telecommunications, Inc.
                           11200 Murray Scholls Place
                           Beaverton, Oregon 97007

         To AWS:           *******





23.      SEVERABILITY.

         If for any reason any provision of this Agreement shall be deemed by a court of competent jurisdiction to be legally invalid or unenforceable, the validity, legality and enforceability of the remainder of this Agreement shall not be affected and such provision shall be deemed modified to the minimum extent necessary to make such provision consistent with applicable law, and, in its modified form, such provision shall then be enforceable and enforced.

24.      INDEPENDENT CONTRACTOR.

         It is agreed and understood that Metro One and AWS are not agents, representatives or employees of each other.

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25.      NO THIRD PARTY BENEFICIARIES.

         Callers shall not be third party beneficiaries under this Agreement. Nothing expressed or implied in this Agreement is intended or shall be construed to confer or give any person other than AWS and Metro One, their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement.

26.      FORCE MAJEURE.

         Neither Party will be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or nonperforming Party ("force majeure conditions"). If any force majeure condition occurs, the Party delayed or unable to perform shall give immediate notice to the other Party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect, including using reasonably diligent efforts to reroute calls to other Metro One call centers, and obtaining and installing replacement equipment in an expedited time frame.. If the delay or nonperformance caused by the force majeure continues for a period of at least fifteen (15) days, the Party affected by the other Party's delay or inability to perform may terminate, at no charge, this Agreement relating to services not already performed.

27.      WAIVER.

         The waiver or failure of any Party to exercise any rights under this Agreement shall not be deemed a waiver of any other right or any future right.

28.      APPLICABLE LAW.

         This Agreement shall be subject to the provisions of the Uniform Commercial Code as adopted in Washington and shall be governed by, construed and enforced in accordance with the laws of the State of Washington, without regard to its principles of conflicts of law.

29.      ENTIRE AGREEMENT.

         This Agreement and the Exhibits attached hereto constitute the entire agreement between the Parties, and supersedes any and all prior negotiations, representations, correspondence, understandings and agreements with respect to the subject matter hereof. No amendment or modification of any of the terms of this Agreement shall be effective unless in writing signed by both Parties.

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

Entered into as of the date first above written.

METRO ONE TELECOMMUNICATIONS, INC.       AT&T WIRELESS SERVICES, INC.

By:                                      By:
          --------------------------             -------------------------------

Name:     Timothy A. Timmins             Name:
                                                 -------------------------------
Title:      President                    Title:
                                                 -------------------------------

Date:                                    Date:
          --------------------------             -------------------------------

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


EXHIBIT 1                  DEFINITIONS

- -------------------------------------- ----------------------------------------------------------------------
                TERM                                                DEFINITION
- -------------------------------------- ----------------------------------------------------------------------
Affiliates                             AWS affiliates as identified in Exhibit 9.
- -------------------------------------- ----------------------------------------------------------------------
Agreement                              This Agreement and all Exhibits hereto.
- -------------------------------------- ----------------------------------------------------------------------
- -------------------------------------- ----------------------------------------------------------------------
- -------------------------------------- ----------------------------------------------------------------------
- -------------------------------------- ----------------------------------------------------------------------
AutoBack(R)                            *******
- -------------------------------------- ----------------------------------------------------------------------
AutoTally                              *******
- -------------------------------------- ----------------------------------------------------------------------
- -------------------------------------- ----------------------------------------------------------------------
AWS Markets                            Current Markets, New Markets and Future Markets, individually or collectively.
- -------------------------------------- ----------------------------------------------------------------------
AWS Partner                            *******






- -------------------------------------- ----------------------------------------------------------------------
Call Completion Area                   The call termination
                                       areas set forth in Exhibit 7. The Call
                                       Completion Area may be amended from time
                                       to time by mutual written agreement of
                                       the Parties.
- -------------------------------------- ----------------------------------------------------------------------
Call Origination Area                  The geographic regions
                                       set forth in Exhibit 7. The Call
                                       Origination Area may be amended from time
                                       to time by adding New Markets or Future
                                       Markets, as set forth in the Agreement..
- -------------------------------------- ----------------------------------------------------------------------
Caller                                 A person or entity to whom AWS provides
                                       telecommunications service in the Call
                                       Origination Area, including Customers of
                                       other telecommunications service
                                       providers when such Customers are calling
                                       from within the Call Origination Area and
                                       are using AWS's Switch.
- -------------------------------------- ----------------------------------------------------------------------
Confidential Information               All information not generally known to the public that relates to the business, technology, systems, Callers, finances, plans
                                       (including marketing plans), proposals or practices of the Parties to this Agreement, including, without limitation, information relating to the System and the number, destination, duration, the identities of all Callers, customers or potential customers of either Party, all reports or other call records provided pursuant to this Agreement, all business plans and proposals, all


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

- -------------------------------------- ----------------------------------------------------------------------
                                       marketing plans and proposals, all technical plans and proposals, all research and development, all budgets and projections, all nonpublic financial information, all information designated as "confidential"
                                       and/or "proprietary" by either Party, and all other information and matters not generally known to the public.  In using the term
                                       "Confidential Information", the provisions of this subsection shall apply to every form whatsoever, including, without limitation, information that exists, whether written, oral or electronically stored on film, tape, computer disk or other form of media.
- -------------------------------------- ----------------------------------------------------------------------
Current Markets                        Those AWS markets identified in
                                       Exhibit 8 that are, as of 6/2/00,
                                       receiving Services from Metro One
                                       pursuant to a previous agreement between
                                       Metro One and AWS.
- -------------------------------------- ----------------------------------------------------------------------
Effective Date                         Effective date of Agreement agreed to by both parties.
- -------------------------------------- ----------------------------------------------------------------------
Enhanced Telecom Services Numbers      All 411, 1-411, 00, 555-1212, 1-555-1212, (NPA)-555-1212,
                                       1-(NPA)-555-1212 calls or any other calls dialed to any other standard directory assistance routing method for live operator service that may be assigned and/or used as its successor, to the extent those calls are generated from within the Call Origination
                                       Area.  This does not include calls routing to internet-based services, virtual assistants, calls routing to speech recognition systems, call routing to wireless listings services, calls routing to location-based services, or other applications not currently offered to Callers by AWS.
- -------------------------------------- ----------------------------------------------------------------------
Enhanced Directory Assistance(R)       *******





- -------------------------------------- ----------------------------------------------------------------------
Enhanced Telecom Services              *******
- -------------------------------------- ----------------------------------------------------------------------

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- -------------------------------------- ----------------------------------------------------------------------
Future Markets                         Those AWS Markets that are
                                       constructed, purchased or otherwise
                                       acquired by AWS during the term of the
                                       Agreement and that are not identified in
                                       Exhibit 8 as either a Current Market or
                                       New Market.
- -------------------------------------- ----------------------------------------------------------------------
LEC                                    Local Exchange Carrier or Competitive Local Exchange Carrier
                                       providing service in a Call Completion Area.
- -------------------------------------- ----------------------------------------------------------------------
LocationPro(TM)                        *******


- -------------------------------------- ----------------------------------------------------------------------
MetroDex(TM)                           *******


- -------------------------------------- ----------------------------------------------------------------------
MoviePro(TM)                           *******


- -------------------------------------- ----------------------------------------------------------------------
NPA                                    Area code as defined by the Numbering
                                       Plan of the American National Standards
                                       Institute.
- -------------------------------------- ----------------------------------------------------------------------
NXX                                    The assigned local exchange within an area code.
- -------------------------------------- ----------------------------------------------------------------------
New Market Metrics                     Service standard performance metrics as identified in Exhibit 3 for
                                       New Markets and Future Markets.
- -------------------------------------- ----------------------------------------------------------------------
New Markets                            Those existing AWS markets
                                       identified in Exhibit 8 that, as of
                                       6/2/00, are not receiving Services from
                                       Metro One pursuant to a previous
                                       agreement between Metro One and AWS.
- -------------------------------------- ----------------------------------------------------------------------
Operators                              The live operators utilized by Metro One
                                       in providing EDA and Enhanced Telecom
                                       Services to Callers.
- -------------------------------------- ----------------------------------------------------------------------
PersonalProfiler(TM)                   *******



- -------------------------------------- ----------------------------------------------------------------------
QuickSend(TM)                          *******




- -------------------------------------- ----------------------------------------------------------------------
Recorded Remote Call Monitoring        *******




- -------------------------------------- ----------------------------------------------------------------------

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- -------------------------------------- ----------------------------------------------------------------------
StarBack(R)                            *******


- -------------------------------------- ----------------------------------------------------------------------
Switch                                 AWS or Metro One's telephone switching equipment.
- -------------------------------------- ----------------------------------------------------------------------
System                                 Metro One's proprietary system that
                                       enables it to perform EDA and other
                                       Enhanced Telecom Services. The System
                                       uses business, residential, government
                                       and other databases, including on-line
                                       system access and a backup database
                                       connection to the LEC's database and/or
                                       other national databases. The System
                                       utilizes automated recordings as well as
                                       live operators.
- -------------------------------------- ----------------------------------------------------------------------
TeleConcierge(TM)                      *******






- -------------------------------------- ----------------------------------------------------------------------

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

EXHIBIT 2                  SERVICES TO BE PROVIDED


- -------------------------------------- ----------------------------------------------------------------------
               SERVICE                              AVAILABILITY, MODIFICATIONS OR LIMITATIONS
- -------------------------------------- ----------------------------------------------------------------------
*******                                *******
- -------------------------------------- ----------------------------------------------------------------------


- -------------------------------------- ----------------------------------------------------------------------



- -------------------------------------- ----------------------------------------------------------------------

- -------------------------------------- ----------------------------------------------------------------------

- -------------------------------------- ----------------------------------------------------------------------


- -------------------------------------- ----------------------------------------------------------------------

- -------------------------------------- ----------------------------------------------------------------------



- -------------------------------------- ----------------------------------------------------------------------


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


EXHIBIT 3  *******
EXHIBIT 4  *******
EXHIBIT 5  *******
EXHIBIT 6  Trademarks and Service Marks


Metro One trademarks and service marks (as indicated):

AstroPro(TM)
AutoBack(R)
AutoTally(TM)
CallBack(TM)
db.One(TM)
Enhanced Directory Assistance(SM)
Enhanced Telecom Services(TM),
Enhanced Telecommunications Services(TM)
LocationPro(TM)
MessageBack(TM)
Metro One Telecommunications, Inc.(R)
Metro One(R)
MetroDex(TM)
MoviePro(TM)
NumberBack(R)
Personal Profiler(TM)
QuickSend(TM)
RoutePro(TM)
StarBack(R)
SureConnect(R)
TeleConcierge(TM)
The Enhanced Directory Assistance People(SM)
TVPro(TM)
Web Operator(TM)


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EXHIBIT 7         CALL ORIGINATION AND CALL COMPLETION AREAS


The Call Origination Area includes the area(s) listed below:

                   *******


The Call Completion Area includes the area(s) listed below:


                   *******


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




EXHIBIT 8   *******
EXHIBIT 9   *******


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


EXHIBIT 10         NUMBERS EXPRESSLY PROHIBITED BY AWS


Any numbers that will cause Callers to incur per-minute charges (excluding long distance or roaming charges), including but not limited to the following:

NPA - 976 - XXXX

976 - XXXX

700 - NXX - XXXX

900 - NXX - XXXX



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

 EXHIBIT 11                Invoice


[GRAPHIC]

                                             Customer Account No.          XXXX
EDA Customer
100 Main Street
Anywhere, USA


                                   INVOICE SUMMARY
                           ENHANCED TELECOM SERVICES CUSTOMER
                                   JANUARY 1, 2000


SITE LOCATION: SPOKANE, WA


                 Previous Balance                          $8,076.40

                 Payments                                  (8,076.40)

                 Interest on late payments                      0.00

                 Current Charges                                0.00


                 TOTAL DUE                                     $0.00

                      Charges are due thirty (30) days from
                            date of invoice. A charge
                      of 1.5% per month will be assessed on
                             accounts past 30 days.
                              Federal ID 93-0995165


                                    Page 1 of 2


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


ENHANCED TELECOM SERVICES  CUSTOMER
DETAIL OF CURRENT MONTH'S CHARGES

                                           CALL              CALL                NET CALL                     NET
DAY                  DATE                 VOLUME            CREDITS               VOLUME                     CHARGE
- --------------------------------    ------------------------------------------------------------------------------------
Sat                01-Jan                   0                  0                     0                             0.00
Sun                02-Jan                   0                  0                     0                             0.00
Mon                03-Jan                   0                  0                     0                             0.00
Tue                04-Jan                   0                  0                     0                             0.00
Wed                05-Jan                   0                  0                     0                             0.00
Thu                06-Jan                   0                  0                     0                             0.00
Fri                07-Jan                   0                  0                     0                             0.00
Sat                08-Jan                   0                  0                     0                             0.00
Sun                09-Jan                   0                  0                     0                             0.00
Mon                10-Jan                   0                  0                     0                             0.00
Tue                11-Jan                   0                  0                     0                             0.00
Wed                12-Jan                   0                  0                     0                             0.00
Thu                13-Jan                   0                  0                     0                             0.00
Fri                14-Jan                   0                  0                     0                             0.00
Sat                15-Jan                   0                  0                     0                             0.00
Sun                16-Jan                   0                  0                     0                             0.00
Mon                17-Jan                   0                  0                     0                             0.00
Tue                18-Jan                   0                  0                     0                             0.00
Wed                19-Jan                   0                  0                     0                             0.00
Thu                20-Jan                   0                  0                     0                             0.00
Fri                21-Jan                   0                  0                     0                             0.00
Sat                22-Jan                   0                  0                     0                             0.00
Sun                23-Jan                   0                  0                     0                             0.00
Mon                24-Jan                   0                  0                     0                             0.00
Tue                25-Jan                   0                  0                     0                             0.00
Wed                26-Jan                   0                  0                     0                             0.00
Thu                27-Jan                   0                  0                     0                             0.00
Fri                28-Jan                   0                  0                     0                             0.00
Sat                29-Jan                   0                  0                     0                             0.00
Sun                30-Jan                   0                  0                     0                             0.00
Mon                31-Jan                   0                  0                     0                             0.00
TOTAL CURRENT
MONTHLY CHARGES                             0                  0                     0                             0.00

                                   Page 2 of 2

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

EXHIBIT 12           FAILURE NOTICE

METRO ONE TELECOMMUNICATIONS, INC.

*******














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


*******







AWS


[NOA] XXX-XXX
[NEA] XXX-XXX Fax



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

EXHIBIT 13                 TIMELINE TASKS


The "Go Live Date" shall be ________________, 2000.


                              AWS RESPONSIBILITIES

- ----------------------------------------------------------------------------------
DATE 1                          DATE 2                     DATE 3   DATE 4

Terminate Trunks to Metro One

- ------------------------------

                                Testing , Signaling & Billing

                               ------------------------------
                                                                 "Go Live Date"
                                                                 ---------------->
- ----------------------------------------------------------------------------------


                           METRO ONE RESPONSIBILITIES

- ----------------------------------------------------------------------------------
DATE 1                          DATE 2                     DATE 3   DATE 4

Terminate CUSTOMER Provided
Trunks

- -----------------------------------
                                Testing & Signaling

                                ------------------------------
                                                                    "Go Live Date"
                                                                    -------------->

- -----------------------------------------------------------------------------------


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EXHIBIT 14        SERVICE REQUEST FORM

                                       AWS
                                WORK REQUEST # 00

Pursuant to Metro One / AWS EDA Agreement MUST BE COMPLETED OR REQUEST IS NULL AND VOID
/ / New Market / Partner Addition
/ / AWS Development - Section 14.a (i)
/ / Metro One Development - Section 14.(ii)

  DESCRIPTION OF DELIVERABLE(S):

                 AWS MARKET / PARTNER                                    METRO ONE CALL CENTER
                 -------------------                                     ---------------------



  DESCRIPTION OF RESOURCES TO BE UTILIZED:

  RATE PLAN FOR RESOURCES (SKILL LEVEL, QUANTITY, DAYS):

  DESCRIPTION OF DELIVERABLES:

  DELIVERABLE(S) DUE DATE(S):

  ESTIMATED FEES:


All information above must be complete prior to authorization. Except as provided herein, all other terms of the Work Request, and pursuant to Metro One / AWS EDA Agreement, remain in full force and effect.

- ------------------------------------------------------------------------------
                                             Authorization
Metro One Telecommunications:                   AWS
Name:  Timothy A. Timmins                       Name:
Title:  President                               Title:
Signature:                                      Signature:


Date:                                                   Date:

All information above must be complete prior to authorization. Work performed prior to authorization will be at Metro One's expense. If the cost of the Work Request is exceeded by 10%, a revised work Request must be submitted for approval.

- ------------------------------------------------------------------------------

Confidentiality and Other Provisions of this Agreement. Any AWS Partner and/or Affiliate entering into this executed Work Request has read and understands and will be bound, and Metro One will also be bound, by all provisions of the Specific Agreement as applicable to the Work Request.


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